MBL VARIABLE CONTRACT ACCOUNT -- 7

To Contract Holders and Participants:

For the twelve months ending December 31, 1998, MBL Variable Contract Account -- 7 (the "Account") returned 4.8%. As of December 31, 1998, the Account's 7-day and 30-day yields were 4.45% and 4.19%, respectively. MBL Life continues to absorb all operating expenses for the Account.

UPDATE ON ORGANIZATIONAL DEVELOPMENTS

As we reported to you via a "sticker" supplement to your Account's prospectus dated August 6, 1998, MBL Life Assurance Corporation ("MBL Life"), the Account's sponsor, entered into a transaction to sell substantially all of its life insurance and annuity businesses to Anchor National Life Insurance Company, a subsidiary of SunAmerica Inc. (the "Transaction"). The Transaction received all necessary regulatory approvals and became effective on December 31, 1998.

The Transaction did not include the Separate Accounts of MBL Life, including the Account. As part of the wind-down of MBL Life's operations, the Separate Accounts are to be terminated and dissolved on or about June 30, 1999.

Of course, you will receive further instructions from MBL Life in the coming months concerning the ultimate dissolution of the Account and the procedures for withdrawing your funds from the Account and/or transferring your funds tax-free to another investment vehicle. In the meantime, please feel free to call your Customer Service Representative at 1-800-435-3191 with any questions.

We thank you for your support of MBL Variable Contract Account -- 7 over the years, and we wish you success in pursuing new financial relationships.

Following are the audited financial statements for the Account as of and for the year ended December 31, 1998.

Sincerely,

/s/ William G. Clark                      /s/ David A. James

William G. Clark                          David A. James
Senior Vice President                     Senior Vice President, Securities
Pension and Investment Products           MBL Life Assurance Corporation
MBL Life Assurance Corporation            FOR FIRST PRIORITY INVESTMENT
                                          CORPORATION

February 19, 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To Management Committee and Contract Holders
MBL Variable Contract Account -- 7

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MBL Variable Contract Account -- 7 (the "Account") at December 31, 1998 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities owned as of December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As described in Note D of the notes to financial statements, the Account will cease business operations by June 30, 1999.

                                           PricewaterhouseCoopers LLP

Florham Park, New Jersey,
February 15, 1999

MBL VARIABLE CONTRACT ACCOUNT -- 7
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS

Investments (99.0%):
  U.S. Treasury Bill, principal amount $1,950,000, 4.43%, due January 21,
    1999...................................................................  $1,945,206
Cash.......................................................................      20,154
                                                                             ----------
Total assets...............................................................   1,965,360

LIABILITIES -- NOTE E......................................................      --
                                                                             ----------
NET ASSETS.................................................................  $1,965,360
                                                                             ----------
                                                                             ----------

NET ASSETS ATTRIBUTABLE TO VARIABLE ANNUITY CONTRACT HOLDERS
  95,435 accumulation units at $20.594 per unit............................  $1,965,360
                                                                             ----------
                                                                             ----------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 7
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

Investment income:
  Interest...................................................                $  90,197
Expenses -- Notes B and E:
  Investment advisory fee....................................   $   7,772
  Expense and expense risk charge............................       7,187
                                                               -----------
                                                                   14,959
  Less expenses waived and assumed by MBL Life...............     (14,959)      --
                                                               -----------  -----------
  Net investment income......................................                   90,197
  Net realized gain from investment transactions.............                       25
                                                                            -----------
    Net increase in net assets resulting from operations.....                $  90,222
                                                                            -----------
                                                                            -----------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED
                                                                                       DECEMBER 31,
                                                                               ----------------------------
                                                                                   1998           1997
                                                                               ------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income......................................................  $     90,197   $     96,251
  Net realized gain (loss) from investment transactions......................            25            (15)
                                                                               ------------  --------------
    Net increase in net assets resulting from operations.....................        90,222         96,236

FROM CONTRACT HOLDERS' TRANSACTIONS -- NOTES C AND F
  Accumulation units surrendered.............................................       (43,094)      (177,865)
                                                                               ------------  --------------
    Decrease in net assets resulting from Contract Holders' transactions.....       (43,094)      (177,865)
                                                                               ------------  --------------
    Net increase (decrease) in net assets....................................        47,128        (81,629)

NET ASSETS
  Beginning of year..........................................................     1,918,232      1,999,861
                                                                               ------------  --------------
  End of year................................................................  $  1,965,360   $  1,918,232
                                                                               ------------  --------------
                                                                               ------------  --------------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 7
NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

MBL Variable Contract Account -- 7 (the "Account") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, and a separate account of the MBL Life Assurance Corporation ("MBL Life") established under the Insurance Laws of New Jersey. MBL Life provides for variable accumulation and benefits under the Account's contract by crediting annuity considerations to the Account or fixed accumulation and benefits to the Companion Contract, as elected by the Participant (see Notes C and D). Significant accounting policies of the Account are as follows:

INVESTMENTS -- Investments in short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than 60 days are valued at market values based on quoted bid and asked prices or yield equivalent. Investment transactions are recorded on trade date. Interest is recorded as earned on an accrual basis.

FEDERAL INCOME TAXES -- The Account does not provide for Federal income taxes since the operations of the Account form a part of, and are taxed with, those of MBL Life which is taxed as a "life insurance company" under the Internal Revenue Code. Income and capital gains, if any, of the Account attributable to the Contract Holders are excluded in the determination of the Federal income tax liability of MBL Life.

REALIZED GAINS -- The net realized gain (loss) on investment transactions is determined on the basis of identified cost.

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE B -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Account has an investment advisory, a service and a distribution agreement with First Priority Investment Corporation ("FPIC"). FPIC is a wholly-owned subsidiary of MBLLAC Holding Corporation, a wholly-owned subsidiary of MBL Life.

Under the investment advisory and service agreement, FPIC receives a periodic fee at the annual rate of .40% of the first $300,000,000 of the Account's average daily net assets, .35% of the next $400,000,000 of such value, and .30% of all such value in excess of $700,000,000. (See Note E).

The compensation of each "disinterested" member of the Management Committee is included in those expenses and expense risks assumed by MBL Life as described in Note E. Such fees are paid at the rate of $400 per meeting attended plus an annual retainer of $1,200. No remuneration has been paid to any other member or officer. Aggregate fees paid during the year ended December 31, 1998 to the Account's "disinterested" members amounted to $6,800.

NOTE C -- REHABILITATION

On April 29, 1994, the Third Amended Plan of Rehabilitation (the "Plan") of Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life") was implemented. The Plan, as confirmed by the Superior Court of New Jersey (the "Court"), reaffirmed the status of the Account as a separate account. Pursuant to the terms of the Plan, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life. In addition, the assets and liabilities of the Account were transferred to a new separate account of MBL Life. Also, as of April 29, 1994, the ownership of the stock of MBL Life was transferred to a Trust, of which the New Jersey Commissioner of Banking and Insurance is the sole Trustee.

The Plan permits redemptions of amounts from the Account to continue, as requested, and transfers to MBL Variable Contract Account -- 2 for the purchase of variable annuities. Annuity payments which commenced prior to July 16, 1991 and any death benefits payable, both before and after July 16, 1991, are unaffected and will continue to be paid under the terms of the Plan. While deposits may be made to the Account by participants under existing contracts, applications for new contracts are not being accepted. The terms of the Plan currently prohibit or limit redemptions from the Companion Contract and transfers between the Account and the Companion Contract.

Approximately 52% of the Accounts outstanding units are owned by four separate Contract Holders.

NOTE D -- SALE OF MBL LIFE ASSETS

On December 31, 1998, MBL Life sold substantially all of its general account life insurance and annuity business to SunAmerica Inc. (the "Acquisition"). The business sold did not include the Account. The Acquisition along with the Order of the Superior Court of New Jersey (the "Order") approving the transaction effected a resolution to the proceedings associated with the Plan. The Rehabilitation Period will end June 30, 1999.

The Order provides for the termination of the Account at the end of the Rehabilitation Period. In addition, the Order authorizes MBL Life to take any and all actions necessary to facilitate the termination of the Account. During the six month period prior to the end of the Rehabilitation Period, contractholders will be given the opportunity to exchange their Account contracts for contracts issued by other insurance companies. Any contracts remaining with MBL Life at the end of the Rehabilitation Period (June 30, 1999) will be terminated and MBL Life will pay out their account value.

Under the terms of the Acquisition, MBL Life's interest in FPIC was not included in the assets transferred to SunAmerica. FPIC has begun the process of terminating its business operations and it is currently anticipated that this will be completed on or about June 30, 1999.

NOTE E -- EXPENSE AND EXPENSE RISK CHARGES

The contracts offered by the Account provide that a charge, at the annual rate of .37%, be made daily against Account assets for expenses and expense risks assumed by MBL Life. MBL Life has informed the Account that it would not assess the expense and expense risk charges against the Account's assets and would assume payment of the investment advisory fee (see Note B). MBL Life has indicated to the Account that it will maintain this waiver of expenses through June 30, 1999.

NOTE F -- ACCUMULATION UNIT TRANSACTIONS

The change in the number of accumulation units outstanding was as follows:

                                                                             YEAR ENDED
                                                                            DECEMBER 31,
                                                                        --------------------
                                                                          1998       1997
                                                                        ---------  ---------
Balance at beginning of year..........................................     97,578    106,910
Accumulation units surrendered........................................     (2,143)    (9,332)
                                                                        ---------  ---------
Balance at end of year................................................     95,435     97,578
                                                                        ---------  ---------
                                                                        ---------  ---------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    Selected data for each accumulation unit outstanding throughout the years indicated:

                                                                  YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------
                                                     1998       1997       1996       1995       1994
                                                   ---------  ---------  ---------  ---------  ---------
Accumulation Unit Value, Beginning of Year.......  $  19.658  $  18.706  $  17.799  $  16.864  $  16.238
Net investment income............................      0.936      0.952      0.907      0.935      0.626
                                                   ---------  ---------  ---------  ---------  ---------
Accumulation Unit Value, End of Year.............  $  20.594  $  19.658  $  18.706  $  17.799  $  16.864
                                                   ---------  ---------  ---------  ---------  ---------
                                                   ---------  ---------  ---------  ---------  ---------
Total Return.....................................       4.76%      5.09%      5.10%      5.54%      3.86%
                                                   ---------  ---------  ---------  ---------  ---------
                                                   ---------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands)..............  $   1,965  $   1,918  $   2,000  $   2,050  $   2,221
                                                   ---------  ---------  ---------  ---------  ---------
                                                   ---------  ---------  ---------  ---------  ---------
Ratio of Expenses(1) to Average Net Assets.......       0.00%      0.00%      0.00%      0.00%      0.00%
                                                   ---------  ---------  ---------  ---------  ---------
                                                   ---------  ---------  ---------  ---------  ---------
Ratio of Net Investment Income(1) to Average Net
  Assets.........................................        4.6%      5.0 %      5.0 %      5.4 %      3.8 %
                                                   ---------  ---------  ---------  ---------  ---------
                                                   ---------  ---------  ---------  ---------  ---------

--------------------------------

(1) Without waiver and assumption of expenses by MBL Life, the ratio of expenses to average net assets would have been 0.77% for each year ended December 31, 1998 through 1994, and the ratio of net investment income to average net assets would have been 3.9%, 4.2%, 4.2%, 4.6%, and 3.0% for each year ended December 31, 1998 through 1994, respectively. (See Note E of the Notes to Financial Statements.)

---------------------------------------------
MBL VARIABLE CONTRACT ACCOUNT -- 7
MBL Life Assurance Corporation
520 Broad Street - Newark, New Jersey 07102
---------------------------------------------

THIS REPORT HAS BEEN PREPARED FOR CONTRACT HOLDERS AND PARTICIPANTS IN MBL VARIABLE CONTRACT ACCOUNT -- 7. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH INCLUDES INFORMATION CONCERNING THE ACCOUNT AND THE APPLICABLE SALES COMMISSIONS.

FS-634 (2-99)

Annual Report
December 31, 1998

MBL VARIABLE
CONTRACT ACCOUNT -- 7
Group Variable Annuity Contracts

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